Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AppTech Corp. on Form 10-Q for the quarter ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke D’Angelo, Chairman of the Board and Interim Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2020	/s/ Luke D’Angelo
Luke D’Angelo
Chairman of the Board of Directors and Interim
Chief Executive Officer of AppTech Corp.